UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 24, 2010

WINDGEN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Utah	0-12968	87-0397815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14550 N. Frank Lloyd Wright Blvd., Suite 100
Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(480) 991-9500
(Registrant’s telephone number, including area code)

InMedica Development Corporation
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On June 24, 2010, WindGen Energy, Inc., a Utah corporation (the “Registrant”), Chi Lin Technology Co., LTD., a corporation organized and existing under the laws of the Republic of China (“CL”), MicroCor, Inc., a Utah corporation (“MC”), and Wescor, Inc., a Utah corporation (“WC”), executed an amendment (the “Amendment”) to the parties’ Joint Development Agreement dated September 7, 2004 (the “Agreement”).  The Agreement provided for WC to manage and provide funding for MC’s development of its hematocrit technology.  The Registrant owned 57% of MC as a result of the Agreement and WC and CL owned the interest in MC. In 2008 WC breached the Agreement by ceasing to fund additional research for MC.  MC owns three (3) patents covering various aspects of its hematocrit technology.

The Amendment provides for: (i) all debts between the parties to be extinguished and cancelled; (ii) the Registrant to transfer such stock ownership to WC so that WC will own 36.8% of MC and the Registrant will only own 49.0% of MC; and (iii) the Registrant will loan funds to MC for the maintenance of its patents through 2011.  The Amendment is effective as of March 31, 2010.

The Amendment also provides that in the event there are any net revenues from MC’s hematocrit technology in the future, such net revenues will be distributed as follows: (i) the first $150,000 to WC; (ii) the Registrant will be repaid any sums loaned to MC for the patent maintenance; (iii) the next $150,000 split pro-rata 80% to the Registrant and 20% to CL; and (iv) the remaining net revenues split pro-rata among MC’s three shareholder’s: the Registrant (49.0%); WC (36.8%) and CL (14.2%).

Item 2.01	Completion of Acquisition or Disposition of Assets.

As a result of the Registrant transferring shares in MC to WC pursuant to the Amendment, the Registrant’s ownership in MC will become only 49.0%.  Therefore, the financial statements of MC will no longer be consolidated into and reported with the financial statements of the Registrant.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)
Pro forma financial information.  Pro-forma Balance Sheet, Statement of Operations, Cash Flow Statements and Statement of Stockholders’ Equity for the quarter ended March 31, 2010 will be filed as an amendment within the time period prescribed by Form 8-K.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Joint Development Agreement Amendment between the Registrant, Chi Lin Technology Co., Ltd., MicroCor, Inc., and Wescor, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 30, 2010

WINDGEN ENERGY, INC.

By:	/s/ Ronald Conquest
Ronald Conquest
Chairman and Chief Executive Officer